SCUDDER
                                                                     INVESTMENTS

     Scudder Target 2010 Fund




                                        Annual Report
                                        July 31, 2001



      Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

Contents
--------------------------------------------------------------------------------



   3    Performance Summary

   6    Portfolio Management Review

  14    Portfolio Summary

  16    Investment Portfolio

  21    Financial Statements

  24    Financial Highlights

  25    Notes to Financial Statements

  30    Report of Independent Auditors

  31    Tax Information

  32    Shareholder Meeting Results

  33    Officers and Trustees

  34    Investment Products and Services

  36    Account Management Resources


                                                 Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Scudder Target 2010 Fund                             KRFAX          81123E-101
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                                July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
                                        1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Scudder Target 2010 Fund                  1.24%      8.69%     11.79%     11.13%
--------------------------------------------------------------------------------
Russell 1000 Growth Index+              -35.06%       .06%     12.77%     12.86%
--------------------------------------------------------------------------------
S&P 500 Index++                         -14.32%      3.92%     15.29%     14.46%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond
Index+++                                 11.92%      6.86%      7.81%      7.90%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
Net Asset Value:
7/31/01                                                              $    9.49
--------------------------------------------------------------------------------
7/31/00                                                              $   11.34
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                                   $    0.28
--------------------------------------------------------------------------------
  Capital Gains Distributions                                        $    1.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Lipper Rankings*
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                       4      of      10           37
--------------------------------------------------------------------------------
3-Year                                       2      of      10           19
--------------------------------------------------------------------------------
5-Year                                       2      of       9           20
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment (a) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------








                          Yearly periods ended July 31
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

      Scudder Target  Russell 1000                     Lehman Brothers
         2010 Fund    Growth Index+  S&P 500 Index++   Government Bond Index+++
1991        9500           10000            10000              10000
1992       11009           11269            11281              11525
1993       12455           11545            12267              12767
1994       12214           12122            12899              12749
1995       14218           15934            16267              13977
1996       15633           18407            18960              14697
1997       19952           27947            28848              16191
1998       21260           33511            34413              17543
1999       24183           41569            41367              18022
2000       26962           51700            45089              19132
2001       27296           33574            38610              21412

                          Yearly periods ended July 31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
                                        1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Scudder Target     Growth of $10,000     $9,618    $12,197    $16,587    $27,296
2010 Fund          -------------------------------------------------------------
                   Average annual
                   total return          -3.82%      6.84%     10.65%     10.56%
--------------------------------------------------------------------------------
Russell 1000       Growth of $10,000     $6,494    $10,019    $18,240    $33,574
Growth Index+      -------------------------------------------------------------
                   Average annual
                   total return         -35.06%       .06%     12.77%     12.86%
--------------------------------------------------------------------------------
S&P 500 Index++    Growth of $10,000     $8,568    $11,223    $20,366    $38,610
                   -------------------------------------------------------------
                   Average annual
                   total return         -14.32%      3.92%     15.29%     14.46%
--------------------------------------------------------------------------------
Lehman Brothers    Growth of $10,000    $11,192    $12,206    $14,570    $21,412
Government Bond    -------------------------------------------------------------
Index+++           Average annual
                   total return          11.92%      6.86%      7.81%      7.90%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater-than-average growth orientation. It represents the universe of stock from which "earnings/growth" money managers typically select.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

+++ The Lehman Brothers Government Bond Index is a market value weighted index of U.S. treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Beginning with the next semiannual report, the Fund will show the S&P 500 Index in place of the Russell 1000 Growth Index, as this equity index is more representative of the securities in which the Fund invests.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------


Scudder Target 2010 Fund: A Team Approach to Investing

Scudder Target 2010 Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Tracy McCormick joined the Advisor in 1994 and assumed responsibility for the fund's day-to-day management and investment strategies in 1994. Ms. McCormick has over 21 years of investment industry experience.

Portfolio Manager Gary A. Langbaum joined the Advisor in 1988 and has contributed to the management of the fund since 1999. Mr. Langbaum has over 31 years of investment industry experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989. He joined the fund team in 1998. Mr. Dolan has over 10 years of investment industry experience.

Portfolio Manager Ronald W. Tesmond joined the Advisor in 1996 and the fund team in 2001. Mr. Tesmond has over five years of investment industry experience.

The fund's most recent fiscal year -- August 1, 2000 through July 31, 2001 -- was a volatile one in which most growth stocks declined. In the following interview, Lead Portfolio Manager Tracy McCormick discusses how she managed the equity portion of the fund to mitigate losses in this difficult environment.

                     Q: Will you provide an overview of market conditions during the period -- August 1, 2000 through July 31, 2001 -- highlighting the particular challenges to Scudder Target 2010 Fund?

                     A: The annual period began in the second half of 2000, when slower-than-expected U.S. economic growth and disappointing corporate earnings intensified the anxieties of investors already wearied by historically high levels of sustained market volatility. Fearing recession, many turned away from technology and other high-valuation/ high-expectation sectors, choosing instead more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings power in an economic downturn, because they offer products or services that are not generally tied to discretionary income.

                     Then, in an aggressive attempt to avert recession, the Federal Reserve Board (the Fed) cut short-term interest rates soon after the New Year. Altogether, the Fed cut rates six times through July 31. It was widely believed in the market, however, that this friendlier monetary policy was instituted too late and that an extended economic downturn would be unavoidable. Despite these successive cuts in interest rates, increasingly worried investors sold stocks across the board. In the end, few sectors were left untouched.

                     Overall, value stocks outperformed their growth counterparts. Value stocks tend to be priced more cheaply than growth stocks because the market has lower expectations for stock price appreciation than for growth stocks. In 1998 and 1999, the market drove up the valuations of growth stocks to unsustainable highs, while driving down the price of many value stocks to historical lows. This trend almost completely reversed itself during the period as growth stocks plummeted and value stocks began gaining ground. Small-capitalization stocks also came back into favor, outstripping larger caps during the fiscal year. The fund's objective creates a natural bias toward larger growth stocks, which puts the fund at a disadvantage during this market cycle.

                     While we build the equity portfolio stock by stock, we do pay close attention to macroeconomic events and consider how they might impact the stocks in the fund. The chart below illustrates the changes in the economy that have occurred over the last two years, based on core economic data.

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 7/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    2 years ago  1 year ago  6 months ago  Now

Inflation Rate (a)                      2.00       3.70         3.40       3.30
U.S. Unemployment Rate (b)              4.3        4.0          4.20       4.50
Federal Funds Rate (c)                  5.00       6.50         6.00       3.75
Industrial Production                   4.40       6.7          3.20      -3.6
Growth Rate of Personal Income (e)      4.50       7.20         7.30       5.10

(a) The year-over-year percentage change in U.S. consumer prices.

(b) The percentage of adults out of work and looking for a job.

(c) The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change.

(e) Growth rate of individual income from all sources.

    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

                     Q: Will you provide a general overview of performance during the annual period?

                     A: Target 2010 Fund gained 1.24 percent unadjusted for any sales charges, for the 12 months ended July 31, 2001. This compares with a loss of 14.32 percent by the Standard & Poor's 500 index (the fund's equity benchmark) and a gain of 11.92 percent by the Lehman Brothers Government Bond Index (the fund's bond benchmark). With respect to our peers, the Lipper balanced target maturity funds category posted an average return of 0.79 percent.

                     We're pleased with our performance given the extraordinary challenges presented by this fickle and extremely volatile market.

                     Q: What worked particularly well during the fiscal year?

                     A: Three market sectors added to the fund's performance:

                     1.Health care. The fund's position in health care and
                       strong stock selection was a primary contributor. We overweighted the medical equipment/supplies industry, which outperformed the pharmaceutical and biotech areas of the sector. Baxter International, Alza, and Genzyme -- one of the few biotech names that gained ground -- all drove returns.

                     2.Technology. Ironically, the fund's technology holdings
                       proved to be a primary driver of overall performance during the 12-month period. Our underweight positions in tech relative to the S&P 500 helped from August through December as technology declined precipitously. When the Fed began to cut interest rates in January, these underweight positions hurt performance as tech stocks rallied, but they helped again in February and March as tech retreated once again. By

                    April, all the bad news seemed to have been priced into the sector. Valuations had been decimated, and earnings expectations had become more reasonable. We were no longer willing to bet against technology. During the first week of April, we aggressively increased the fund's technology stakes, ultimately bringing the fund's weightings up to par with the S&P 500 benchmark. Following the April cut in interest rates, we began to see more significant and sustained technology stock performance. A few newly purchased names posted tremendous gains, enabling us to take profits and recover some of the ground lost to our competitors earlier in the period. We sold these holdings into strength and invested the proceeds in other tech names that unfortunately struggled along with the sector through July.

                  3.Industrials.  The  fund's position  in aerospace and defense stocks also helped performance as United Technologies and General Dynamics posted strong returns.

                    Q: Were there strategies or specific stocks that proved disappointing?

                    A couple of primary areas detracted from performance:

                    1. Consumer discretionary stocks. With the Fed aggressively cutting interest rates, we incorrectly assumed that the economy would begin to bounce back and that retail and media stocks would be some of the first to benefit from the bounce. Although consumer confidence data remained strong, retailers did not experience the increased earnings we anticipated, and our media holdings struggled as companies reduced their advertisement expenditures.

                    2. Energy stocks. As a whole, energy stocks posted positive performance. Oil service stocks, however, declined dramatically as the market concluded that oil and gas prices had peaked. It was assumed that if prices had peaked, integrated oil companies would begin to pull back on development projects, which in turn would limit oil service companies' earnings. Fund holdings Nabors Industries and BJ Services declined for this reason. Schlumberger tumbled after the company announced it was acquiring a company in an unrelated industry. We believed the acquisition didn't make sense, so we eliminated that holding from the fund. We are maintaining reduced positions in our other oil service companies, as we anticipate they may begin to bounce back with the economy.

                     Q: Will you explain what zero-coupon bonds are and how they work?

                     A: Zero-coupon bonds are a type of U.S. Treasury bond. They are used in this fund to ensure the return of your original investment at the maturity date of the fund. Zero-coupon bonds are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

                     The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value -- the original dollar amount  invested by a bondholder -- tends to fluctuate  with
                    interest  rates.   Therefore,   the  bondholder's   original
                    investment may be worth more or less at the time of early redemption.

                    Q: What is your near-term outlook for the economy? Are there emerging trends that may help guide your investment strategy in the coming months?

                    A: Falling interest rates during the period may not have assuaged investor fears of an extended economic downturn immediately, but the Fed's actions gave people hope that by the early part of 2002 we will see a meaningful turn in the economy. We believe the recent tax reductions will also improve the profitability of many businesses. Therefore, we expect that U.S. fiscal and monetary policy will eventually achieve traction and that corporate earnings and economic growth will show signs of improvement.

                    In general, there seems to be a six- to nine-month lag between the time that the Fed alters its monetary policy and that change is evident. So, the question is: where do we want to be when the economy turns around?

                    Our growing conviction in the renewal of economic growth is supported by the positive earnings reports of many retailers, some of which far exceeded expectations, during the period. This suggests that the American consumer is in better shape than most people believe. The Fed has proven time and again that it is interested in keeping the consumer healthy. Moreover, falling interest rates have given rise to a booming refinancing market for mortgages, which should put a bit more money in the hands of consumers.

                    While we do not foresee a major shift in the fund's sector weightings, we have made them somewhat more aggressive. We intend to actively seek opportunities to buy cyclical stocks, retail and media in particular, which we believe can help us capture the benefits of an impending upturn in the economy. And we will selectively reduce positions in classically defensive sectors, such as health care.

                    We expect we will continue to see the wild swings in stock prices of tech stocks. Generally speaking there has been no real improvement in the fundamentals of technology companies. While the market already has anticipated much of the potentially bad news, we have yet to see how investors will react to the negative earnings releases that are almost certain in the coming months. Earnings expectations may have to be reduced further. With price consciousness paramount, however we will continue to seek opportunities to invest in technology. We believe that these stocks will provide solid growth over longer periods of time.

The views expressed in this report reflect those of the fund managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                  July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Allocation                                       7/31/01        7/31/00
--------------------------------------------------------------------------------
U.S. Government Obligations                                67%            54%
Common Stocks                                              31%            43%
Cash Equivalents                                            2%             3%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Sector Diversification
  (Excludes Cash Equivalents and U.S. Government
  Obligations)                                          7/31/01        7/31/00
--------------------------------------------------------------------------------
Technology                                                 20%            29%
Financial                                                  18%            17%
Health                                                     16%            14%
Media                                                       9%             6%
Consumer Discretionary                                      8%             6%
Manufacturing                                               8%             5%
Energy                                                      6%             5%
Consumer Staples                                            6%             6%
Communications                                              5%             5%
Other                                                       4%             7%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


Asset allocation and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at July 31, 2001* (9.0% of Portfolio)       Percent
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                                        1.3%
    Developer of computer software
--------------------------------------------------------------------------------
 2. General Electric Co.                                                   1.2%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 3. Johnson & Johnson                                                      1.0%
    Provider of health care products
--------------------------------------------------------------------------------
 4. Pfizer, Inc.                                                           1.0%
    Manufacturer of prescription pharmaceuticals and non-prescription self medications
--------------------------------------------------------------------------------
 5. Citigroup, Inc.                                                        0.9%
    Provider of diversified financial services
--------------------------------------------------------------------------------
 6. Exxon Mobil Corp.                                                      0.8%
    Provider of oil internationally
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                     0.7%
    Provider of insurance services
--------------------------------------------------------------------------------
 8. Wal-Mart Stores, Inc.                                                  0.7%
    Operator of discount stores
--------------------------------------------------------------------------------
 9. Abbott Laboratories                                                    0.7%
    Developer of health care products and services
--------------------------------------------------------------------------------
10. Texas Instruments                                                      0.7%
    Producer of semiconductors and electronic equipment
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                         as of July 31, 2001
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 31.3%
--------------------------------------------------------------------------------

Communications 1.4%
--------------------------------------------------------------------------------

Cellular Telephone 0.5%
AT&T Wireless Services*                                 15,100         282,219
QUALCOMM Inc.*                                           2,100         132,783
--------------------------------------------------------------------------------
                                                                       415,002
--------------------------------------------------------------------------------

Telephone/Communications 0.9%
BroadWing, Inc.*                                        12,500         303,875
Verizon Communications                                   7,000         379,050
--------------------------------------------------------------------------------
                                                                       682,925
--------------------------------------------------------------------------------

Consumer Discretionary 2.5%
--------------------------------------------------------------------------------

Department & Chain Stores
Costco Wholesale Corp.*                                  5,000         215,250
Home Depot, Inc.                                         6,000         302,220
Kohl's Corp.*                                            4,400         252,032
Lowe's Companies, Inc.                                   7,000         267,260
Target Corp.                                             8,800         340,560
Wal-Mart Stores, Inc.                                   10,000         559,000
--------------------------------------------------------------------------------
                                                                     1,936,322
--------------------------------------------------------------------------------

Consumer Staples 1.8%
--------------------------------------------------------------------------------

Food & Beverage 1.3%
Kroger Co.*                                              7,600         200,336
PepsiCo, Inc.                                            8,450         394,024
Quaker Oats Co.                                          1,500         132,000
Unilever NV (New York shares)                            5,400         323,730
--------------------------------------------------------------------------------
                                                                     1,050,090
--------------------------------------------------------------------------------

Package Goods/Cosmetics 0.5%
Colgate-Palmolive Co.                                    8,000         433,600
--------------------------------------------------------------------------------

Durables 0.3%
--------------------------------------------------------------------------------

Aerospace
United Technologies Corp.                                2,800         205,520
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Energy 2.0%
--------------------------------------------------------------------------------

Oil & Gas Production 0.2%
Nabors Industries, Inc.*                                 6,500         190,450
--------------------------------------------------------------------------------

Oil Companies 1.5%
BP Amoco PLC (ADR)                                       5,500         271,810
Exxon Mobil Corp.                                       15,376         642,102
Royal Dutch Petroleum Co. (New York shares)              4,000         232,000
--------------------------------------------------------------------------------
                                                                     1,145,912
--------------------------------------------------------------------------------

Oilfield Services/Equipment 0.3%
BJ Services Co.*                                         8,000         201,760
--------------------------------------------------------------------------------

Financial 5.6%
--------------------------------------------------------------------------------

Banks 1.3%
Fifth Third Bancorp.                                     6,000         378,120
J.P. Morgan Chase & Co.                                  7,500         324,750
National City Corp.                                      9,000         289,080
--------------------------------------------------------------------------------
                                                                       991,950
--------------------------------------------------------------------------------

Consumer Finance 2.0%
Citigroup, Inc.                                         14,066         706,254
Household International, Inc.                            3,546         235,064
Mellon Financial Corp.                                   8,500         323,170
Providian Financial Corp.                                6,000         296,220
--------------------------------------------------------------------------------
                                                                     1,560,708
--------------------------------------------------------------------------------

Insurance 2.1%
Allstate Corp.                                           8,500         297,160
American International Group, Inc.                       7,075         588,994
Hartford Financial Services Group, Inc.                  7,200         476,712
Jefferson Pilot Corp.                                    6,250         296,937
--------------------------------------------------------------------------------
                                                                     1,659,803
--------------------------------------------------------------------------------

Investment 0.2%
Merrill Lynch & Co., Inc.                                3,500         189,840
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Health 5.1%
--------------------------------------------------------------------------------

Biotechnology 0.6%
Amgen, Inc.*                                             4,000         250,840
Genentech, Inc.*                                         6,000         253,800
--------------------------------------------------------------------------------
                                                                       504,640
--------------------------------------------------------------------------------

Health Industry Services 0.4%
McKesson HBOC, Inc.                                      7,800         323,310
--------------------------------------------------------------------------------

Hospital Management 0.4%
Tenet Healthcare Corp.*                                  5,500         305,305
--------------------------------------------------------------------------------

Medical Supply & Specialty 0.3%
Baxter International, Inc.*                              4,500         224,100
--------------------------------------------------------------------------------

Pharmaceuticals 3.4%
Abbott Laboratories                                     10,000         535,900
American Home Products Corp.                             6,500         392,015
Eli Lilly & Co.                                          2,500         198,200
Johnson & Johnson                                       14,934         807,929
Pfizer, Inc.                                            18,375         757,418
--------------------------------------------------------------------------------
                                                                     2,691,462
--------------------------------------------------------------------------------

Manufacturing 2.4%
--------------------------------------------------------------------------------

Chemicals 0.8%
PPG Industries, Inc.                                     7,100         390,145
Praxair, Inc.                                            5,000         226,700
--------------------------------------------------------------------------------
                                                                       616,845
--------------------------------------------------------------------------------

Electrical Products 1.2%
General Electric Co.                                    22,250         967,875
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.4%
Illinois Tool Works, Inc.                                5,300         333,900
--------------------------------------------------------------------------------

Media 2.7%
--------------------------------------------------------------------------------

Advertising 0.4%
Omnicom Group, Inc.                                      3,650         318,901
--------------------------------------------------------------------------------

Broadcasting & Entertainment 1.5%
AOL Time Warner*                                         8,000         363,600
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.*                      6,500         380,900
Viacom, Inc. "B"*                                        9,210         458,658
--------------------------------------------------------------------------------
                                                                     1,203,158
--------------------------------------------------------------------------------

Cable Television 0.3%
AT&T Corp.-- Liberty Media Group "A"*                   15,000         235,950
--------------------------------------------------------------------------------

Print Media 0.5%
Tribune Co.                                              8,600         354,836
--------------------------------------------------------------------------------

Service Industries 0.6%
--------------------------------------------------------------------------------

Miscellaneous Commercial Services
Siebel Systems, Inc.*                                    5,300         182,638
United Parcel Service "B"                                5,000         284,150
--------------------------------------------------------------------------------
                                                                       466,788
--------------------------------------------------------------------------------

Technology 6.3%
--------------------------------------------------------------------------------

Computer Software 1.9%
Microsoft Corp.*                                        15,300       1,012,707
Oracle Corp.*                                           13,900         251,312
PeopleSoft, Inc.*                                        5,000         218,350
--------------------------------------------------------------------------------
                                                                     1,482,369
--------------------------------------------------------------------------------

Diverse Electronic Products 1.1%
Applied Materials, Inc.*                                 3,000         137,580
Dell Computer Corp.*                                    14,000         377,020
KLA Tencor Corp.*                                        2,300         125,097
Motorola, Inc.                                           6,800         127,092
Teradyne, Inc.*                                          3,300         112,134
--------------------------------------------------------------------------------
                                                                       878,923
--------------------------------------------------------------------------------

Telecommunications Equipment 0.5%
Cisco Systems, Inc.*                                    20,000         384,400
--------------------------------------------------------------------------------

Electronic Data Processing 0.8%
Hewlett-Packard Co.                                     10,000         246,600
International Business Machines Corp.                    3,750         394,537
--------------------------------------------------------------------------------
                                                                       641,137
--------------------------------------------------------------------------------

Military Electronics 0.2%
General Dynamics Corp.                                   2,000         161,780
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Semiconductors 1.8%
Intel Corp.                                             16,200         482,922
Linear Technology Corp.                                  4,000         174,320
Micron Technology, Inc.*                                 6,000         252,000
Texas Instruments, Inc.                                 15,200         524,400
--------------------------------------------------------------------------------
                                                                     1,433,642
--------------------------------------------------------------------------------

Transportation 0.5%
--------------------------------------------------------------------------------

Railroads
Union Pacific Corp.                                      6,900         370,461
--------------------------------------------------------------------------------

Utilities 0.1%
--------------------------------------------------------------------------------

Electric Utilities
Mirant Corp.*                                            2,600          80,418
--------------------------------------------------------------------------------
Total Common Stocks (Cost $23,220,323)                              24,644,082
--------------------------------------------------------------------------------

                                                 Principal Amount
                                                        ($)
--------------------------------------------------------------------------------
 U.S. Government Obligations 66.5%
--------------------------------------------------------------------------------
U.S. Treasury Separate Trading Registered
  Interest and Principal Securities, Principal
  only, 6.319%**, 11/15/2010 (Cost $47,323,731)     84,350,000      52,313,870
--------------------------------------------------------------------------------

                                                      Shares
--------------------------------------------------------------------------------
 Cash Equivalents 2.2%
--------------------------------------------------------------------------------
Zurich Scudder Cash Management QP Trust,
  3.93%*** (Cost $1,729,326)                         1,729,326       1,729,326
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $72,273,380) (a)         78,687,278
--------------------------------------------------------------------------------

*   Non-income producing security.

**  Bond equivalent yield to maturity; not a coupon rate.

*** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder
    Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $72,665,780. At July 31, 2001, net unrealized appreciation for all securities based on tax cost was $6,021,498. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,596,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,575,016.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of July 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $72,273,380)          $    78,687,278
--------------------------------------------------------------------------------
Dividends receivable                                                     12,452
--------------------------------------------------------------------------------
Total assets                                                         78,699,730
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                       606,762
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         73,113
--------------------------------------------------------------------------------
Accrued management fee                                                   33,423
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                       8,627
--------------------------------------------------------------------------------
Accrued reorganization costs                                              8,326
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     109,251
--------------------------------------------------------------------------------
Total liabilities                                                       839,502
--------------------------------------------------------------------------------
Net assets, at value                                            $    77,860,228
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:                                                1,414,302
Undistributed net investment income
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments             6,413,898
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                    616,970
--------------------------------------------------------------------------------
Paid-in capital                                                      69,415,058
--------------------------------------------------------------------------------
Net assets, at value                                            $    77,860,228
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
($77,860,228 / 8,202,095 outstanding shares of
beneficial interest, $.01 par value, unlimited number
of shares authorized)                                           $          9.49
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.00 of $9.49)         $          9.99
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended July 31, 2001
--------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,681)             $       265,349
--------------------------------------------------------------------------------
Interest                                                              3,012,838
--------------------------------------------------------------------------------
Total Income                                                          3,278,187
--------------------------------------------------------------------------------
Expenses:                                                               410,462
Management fee
--------------------------------------------------------------------------------
Administrative fee                                                       15,687
--------------------------------------------------------------------------------
Services to shareholders                                                114,595
--------------------------------------------------------------------------------
Custodian fees                                                            4,988
--------------------------------------------------------------------------------
Administrative services fees                                            182,167
--------------------------------------------------------------------------------
Auditing                                                                 20,080
--------------------------------------------------------------------------------
Legal                                                                     2,179
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              17,516
--------------------------------------------------------------------------------
Reports to shareholders                                                  22,390
--------------------------------------------------------------------------------
Registration fees                                                        18,827
--------------------------------------------------------------------------------
Reorganization                                                           18,334
--------------------------------------------------------------------------------
Other                                                                     5,917
--------------------------------------------------------------------------------
Total expenses, before expense reductions                               833,142
--------------------------------------------------------------------------------
Expense reductions                                                      (6,302)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                                826,840
--------------------------------------------------------------------------------
Net investment income (loss)                                          2,451,347
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                             1,122,110
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                         (2,540,506)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (1,418,396)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $     1,032,951
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Years Ended July 31,

Increase (Decrease) in Net Assets                    2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                   $     2,451,347  $     2,423,248
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         1,122,110       14,069,919
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period          (2,540,506)      (6,807,822)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      1,032,951        9,685,345
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:                             (2,030,274)      (3,098,754)
--------------------------------------------------------------------------------
Net realized gains                                (12,437,424)      (3,826,461)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                            1,210,191        9,908,800
--------------------------------------------------------------------------------
Reinvestment of distributions                       13,961,587        6,651,384
--------------------------------------------------------------------------------
Cost of shares redeemed                            (8,679,418)     (38,542,683)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                   6,492,360     (21,982,499)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                  (6,942,387)     (19,222,369)
--------------------------------------------------------------------------------
Net assets at beginning of period                   84,802,615      104,024,984
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income (loss) of
$1,414,302 and $992,779, respectively)         $    77,860,228  $    84,802,615
--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period            7,479,486        9,494,566
--------------------------------------------------------------------------------
Shares sold                                            108,207          905,125
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
of distributions                                     1,458,891          648,679
--------------------------------------------------------------------------------
Shares redeemed                                      (844,489)      (3,568,884)
--------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                 722,609      (2,015,080)
--------------------------------------------------------------------------------
Shares outstanding at end of period                  8,202,095        7,479,486
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Per Share Operating
 Performance              2001^d    2000^d   1999^d    1998^d   1997^e   1997^f
--------------------------------------------------------------------------------
Net asset value,
beginning of period       $11.34    $10.96   $10.80    $11.86   $11.24   $11.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income     .31^a     .30^a    .32^a      .40      .03      .42
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (.16)       .87     1.05       .25      .59     1.48
--------------------------------------------------------------------------------
  Total from investment
  operations                 .15      1.17     1.37       .65      .62     1.90
--------------------------------------------------------------------------------
Less distributions from:   (.28)     (.36)    (.38)     (.42)       --    (.44)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on   (1.72)     (.43)    (.83)    (1.29)       --   (1.68)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions     (2.00)     (.79)   (1.21)    (1.71)       --   (2.12)
--------------------------------------------------------------------------------
Net asset value, end of
period                    $ 9.49    $11.34   $10.96    $10.80   $11.86   $11.24
--------------------------------------------------------------------------------
Total Return (%)^b          1.24     11.49    13.75      6.56   5.52**    18.43
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  78        85      104       106      117      112
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)     1.01^c     1.06     1.00       .94     .84*      .93
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)     1.01^c     1.05     1.00       .94     .84*      .93
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           2.98      2.77     3.06      3.30    3.38*     3.60
--------------------------------------------------------------------------------
Portfolio turnover            42        97       52        80      86*       94
rate (%)
--------------------------------------------------------------------------------

^a  Based on average shares outstanding during the period.

^b  Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .98% and .98%, respectively (see Notes to Financial Statements).

^d  For the years ended July 31.

^e  For the one month ended July 31, 1997.

^f  For the year ended June 30.

*   Annualized

**  Not annualized



    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Target 2010 Fund (the "Fund") formerly called Kemper Retirement Fund Series I, (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust"), formerly Kemper Target Fund, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to certain securities sold at a loss and the utilization of tax equalization. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

B. Purchases and Sales of Securities

For the year ended July 31, 2001, investment transactions (excluding short-term instruments) are as follows:

--------------------------------------------------------------------------------

Purchases                                                           $34,387,580
--------------------------------------------------------------------------------

Proceeds from sales                                                 $41,611,510
--------------------------------------------------------------------------------

C. Related Parties

As described in Note F, ZSI initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 25, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets. The Fund incurred a management fee of $410,462 for the year ended July 31, 2001.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through July 31, 2001, the Administrative Fee was $15,687, of which $13,970 is unpaid at July 31, 2001.

Shareholder Services Agreement. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the shareholder service agent of the Fund. Prior to June 25, 2001, SISC incurred shareholder services fees of $105,305 for the period ended July 31, 2001, of which $15,025 is unpaid at July 31, 2001.

Effective June 25, 2001, the shareholder services fees will be paid by the Advisor in accordance with the Administrative Agreement.

Administrative Services Agreement. The Fund has an administrative services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended July 31, 2001 are $182,167. Effective July 1, 2001, the Fund implemented a distribution services agreement which replaced the administrative services agreement. The distribution services agreement does not change the shareholder services fee rate and the implementation of the plan did not result in any increase in fees or expenses for the Fund.

Underwriting Agreement. The Fund has an underwriting agreement with SDI. Underwriting commissions retained by SDI in connection with the distribution of the Fund's shares for the year ended July 31, 2001 are $5,154.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2001, Trustees' fees and expenses aggregated $10,526. In addition, a one-time fee of $6,990 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for reelection under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $3,495 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31,

2001, totaled $4,736 and are reflected as dividend income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2001, the Fund's custodian fees were reduced by $424. Prior to June 25, 2001, the Fund's transfer agent fees were reduced by $615.

Effective June 25, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $1,768 of such costs.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------


To the Trustees and Shareholders of Scudder Target 2010 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Scudder Target 2010 Fund (the "Fund"), as of July 31, 2001, and the related statements of operations for the year then ended and changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                      /s/Ernst + Young LLP
September 13, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


The Fund paid distributions of $1.66 per share from net long-term capital gains during its year ended July 31, 2001, of which 100% represented 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,544,000 as capital gain dividends for its year ended July 31, 2001.

For corporate shareholders, 12% of the income dividends paid during the Fund's fiscal ended July 31, 2001 qualified for the dividends received deductions.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Target 2010 Fund (the "fund") was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Target Equity Fund:

                                            Number of Votes:
                      ----------------------------------------------------------
Trustee                       For               Withheld        Broker Non-Votes
--------------------------------------------------------------------------------
John W. Ballantine         4,806,915             77,877                0
--------------------------------------------------------------------------------
Lewis A. Burnham           4,808,377             76,415                0
--------------------------------------------------------------------------------
Mark S. Casady             4,806,915             77,877                0
--------------------------------------------------------------------------------
Linda C. Coughlin          4,806,915             77,877                0
--------------------------------------------------------------------------------
Donald L. Dunaway          4,808,377             76,415                0
--------------------------------------------------------------------------------
James R. Edgar             4,807,852             76,940                0
--------------------------------------------------------------------------------
William F. Glavin          4,808,377             76,415                0
--------------------------------------------------------------------------------
Robert B. Hoffman          4,805,296             79,496                0
--------------------------------------------------------------------------------
Shirley D. Peterson        4,808,377             76,415                0
--------------------------------------------------------------------------------
Fred B. Renwick            4,806,837             77,955                0
--------------------------------------------------------------------------------
William P. Sommers         4,808,377             76,415                0
--------------------------------------------------------------------------------
John G. Weithers           4,806,426             78,366                0
--------------------------------------------------------------------------------

2. To approve a Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         4,544,087                    159,059                    181,646
--------------------------------------------------------------------------------

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         4,731,354                    24,453                     128,985
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES

John W. Ballantine
   Trustee

Lewis A. Burnham
   Trustee

Mark S. Casady
   Trustee and President

Linda C. Coughlin
   Trustee and Vice President

Donald L. Dunaway
   Trustee

James R. Edgar
   Trustee

William F. Glavin
   Trustee

Robert B. Hoffman
   Trustee

Shirley D. Peterson
   Trustee

Fred B. Renwick
   Trustee

William P. Sommers
   Trustee

John G. Weithers
   Trustee

OFFICERS

Irene T. Cheng
   Vice President

Philip J. Collora
   Vice President and
   Assistant Secretary

Tracy McCormick
   Vice President

Kathryn L. Quirk
   Vice President

William F. Truscott
   Vice President

Linda J. Wondrack
   Vice President

John R. Hebble
   Treasurer

Brenda Lyons
   Assistant Treasurer

Maureen E. Kane
   Secretary

Caroline Pearson
   Assistant Secretary

Investment Products and Services
--------------------------------------------------------------------------------

 Scudder Funds

Core
   Scudder Blue Chip Fund
   Scudder Focus Value+Growth Fund
   Scudder Growth and Income Fund
   Scudder Research Fund
   Scudder Select 500 Fund
   Scudder Small Company Stock Fund
   Scudder Target 2011 Fund
   Scudder Total Return Fund

Growth
   Scudder 21st Century Growth Fund
   Scudder Aggressive Growth Fund
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund
   Scudder Growth Fund
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Small Capitalization Equity Fund

Value
   Scudder Contrarian Fund
   Scudder Dividend & Growth Fund
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund
   Scudder Small Cap Value Fund

Sector
   Scudder-Dreman Financial Services Fund
   Scudder Gold Fund
   Scudder Health Care Fund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International
   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder International Research Fund
   Scudder Latin America Fund
   Scudder New Europe Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.

Income
   Scudder Cash Reserves Fund
   Scudder Floating Rate Fund
   Scudder High-Yield Fund
   Scudder High-Yield Opportunity Fund
   Scudder Income Fund
   Scudder Short-Term Bond Fund
   Scudder Strategic Income Fund
   Scudder U.S. Government Securities Fund

Tax-Free Income
   Scudder California Tax-Free Income Fund
   Scudder Florida Tax-Free Income Fund
   Scudder High-Yield Tax-Free Fund
   Scudder Managed Municipal Bonds
   Scudder Massachusetts Tax-Free Fund
   Scudder Medium-Term Tax-Free Fund
   Scudder New York Tax-Free IncomeFund
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                                       34

 Retirement Programs and Education Accounts

Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

Education Accounts
   Education IRA
   UGMA/UTMA
   IRA for Minors
 Closed-End Funds

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.
   Scudder High Income Trust
   Scudder Intermediate Government Trust
   Scudder Multi-Market Income Trust
   Scudder Strategic Income Trust
   Scudder Strategic Municipal Income Trust
   Scudder Municipal Income Trust
--------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
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      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
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        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
                      (800) 294-4366
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      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
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        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
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          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
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

Notes
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

Notes
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


SCUDDER
INVESTMENTS


222 South Riverside Plaza
Chicago, IL 60606-5808



A member of [LOGO] Zurich Scudder Investments